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                                                                    EXHIBIT 10.3

                                TALX CORPORATION
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

1. Purpose of the Plan.

     The TALX Corporation 1994 Stock Option Plan (the "Plan") is intended as an incentive to, and to encourage ownership of the stock of TALX Corporation ("Company") by certain key management employees of the Company and its subsidiaries. It is intended that some options granted hereunder will qualify as Incentive Stock Options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986 as amended (the "Code") and that other options granted hereunder will not so qualify.

2. Stock Subject to the Plan.

     (a) Stock Available For Grants of Options . A total of 430,000 shares (as adjusted for the proposed 1-for-3.5 reverse stock split) of the Common Stock of the Company ("Common Stock") have been allocated to the Plan and will be reserved for the grant of options under the Plan, subject to subsequent adjustments under Paragraph 15. The maximum number of shares with respect to which any individual may be granted options in any calendar year is 430,000 (as adjusted for the proposed 1-for-3.5 reverse stock split).

     (b) Reservation of Shares. The Company will allocate and reserve in each calendar year, a sufficient number of shares of its Common Stock for issue upon the exercise of options granted under the Plan.

     (c) Treasury Shares. The Company may, in its discretion, use shares held in the Treasury under this Plan in lieu of authorized but unissued shares of Common Stock. If any option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. Any shares of Common Stock which are used as full or partial payment to the Company by an optionee of the purchase price upon exercise of an option shall again be available for the purposes of the Plan.

3. Administration.

     The Plan shall be administered by the Committee referred to in Paragraph 4 (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, options shall be granted and the number of shares to be subject to each option. In making such determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success and such other factors as the Committee, in its discretion, shall deem relevant. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective stock option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations on the matters referred to in this Paragraph 3 shall be conclusive.

4. The Committee.

     The Committee shall be appointed by the Board of Directors of the Company ("Board"), which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman, and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5. Eligibility.

     Options may be granted to key employees of the Company or its subsidiaries (as defined below). The term "key employees" is not limited to, but includes, officers who are employees whether or not they are directors, employees who are employed in positions of management, and such other employees as the Committee shall determine. The term "subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or such other meaning as may be hereafter ascribed to it in Section 424 of the Code.
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6. Option Prices.

     The purchase price of the Common Stock under each Option which is an Incentive Stock Option shall not be less than 100% of the fair market value of the stock at the time of the granting of the option (110% in the case of an option granted to a holder of 10% or more of the then outstanding Common Stock of the Company (a "10% Owner")). The purchase price of the Common Stock under each option which is not an Incentive Stock Option shall be determined by the Committee. The Committee shall determine fair market value and may adopt such criterion for such determination of as it may determine to be appropriate; provided, that if the Common Stock is included on the NASDAQ National Market, the fair market value shall be the mean between the high and the low sales price on the date as of which the Common Stock is to be valued, or if the Common Stock shall not have been traded on such date, the mean between the high and low sales price on such market on the first day prior thereto on which the Common Stock is traded.

7. Payment of Option Prices.

     The purchase price is to be paid in full upon the exercise of the option, either (i) in cash, (ii) in the discretion of the Committee, by tender of shares of the Common Stock of the Company, already owned by the optionee having a fair market value equal to the cash exercise price of the option being exercised, or
(iii) in the discretion of the Committee, by any combination of the payment methods specified in clauses (i) and (ii) hereof; provided, however, that no shares of Common Stock may be tendered in exercise of an option if such shares were acquired by the optionee through the exercise of an Incentive Stock Option unless (i) such shares have been held by the optionee for at least one year and
(ii) at least two years have elapsed since such Incentive Stock Option was granted. The cash proceeds of sale of stock subject to option are to be added to the general funds of the Company and used for its general corporate purposes. The shares of Common Stock of the Company received by the Company as payment of the option price are to be added to the shares of the Common Stock of the Company held in its Treasury and used for the purposes of granting options under the Plan.

8. Option Amounts.

     The maximum aggregate fair market value (determined at the time an option is granted in the same manner as provided for in Paragraph 6 hereof) of the Common Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) shall not exceed $100,000.

9. Exercise of Options.

     The term of each option shall be not more than ten (10) years from the date of granting thereof (five (5) years in the case of an Incentive Stock Option granted to a 10% Owner) or such shorter period as is prescribed in Paragraph 10 hereof; provided, that the right to exercise an option shall be restricted so that no shares may be purchased during the first year of the term thereof, that at any time during the term of the option after the end of the first year from the date of the grant, the optionee may purchase up to 20% of the total number of shares to which the option relates; that at any time during the term of the option after the end of the second year from the date of grant the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; that at any time during the term of the option after the end of the third year from the date of grant, the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; that at any time during the term of the option after the end of the fourth year from the date of grant the optionee may purchase up to an additional 20% of the total number of shares to which the option relates; and that at any time during the term of the option after the end of the fifth year from the date of the grant, the optionee may purchase an additional 20% of the total number of shares to which the option relates so that the optionee may purchase 100% of the total number of shares to which the option relates after five (5) years from the date of grant; provided, further that except as provided in Paragraphs 10 and 11 hereof, no option may be exercised at any time unless the optionee is then an employee or an officer or director of the Company or a subsidiary and has been so continuously since the granting of the option. The holder of an option shall have none of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued to such holder upon the exercise of the option.

     Notwithstanding the foregoing, in the event of a Change in Control (as hereinafter defined), the option holder will be entitled to purchase, at any time thereafter and during the term thereof (subject, however, to Section 10 of this Plan), the entire number of shares to which the option relates.

     The term "Change in Control" shall mean:

          (i) The purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act") (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors in any
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     transaction or series of transactions; or

          (ii) When individuals who, as of June 30, 1996, constitute the Board (the "Continuing Directors"), cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders, was approved in advance by a vote of at least three-quarters of the Continuing Directors (other than a nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Paragraph, considered as though such person were a Continuing Director; or

          (iii) Approval by the stockholders of the Company of (a) a reorganization, merger or consolidation with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then-outstanding voting securities, or (b) a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

          (iv) Any other event that a majority of the Continuing Directors, in their sole discretion, shall determine constitutes a Change of Control.

10. Termination of Employment.

     Except as provided in Section 11, below, any option issued hereunder may only be exercised during the period prior to the holder's termination of service with the Company or a subsidiary, except that (i) if such termination follows a Change in Control, the holder may exercise any or all of the holder's unexercised unexpired options, but not after the term of the option, provided such termination is within twelve (12) months of the date of the Change in Control, and (ii) if the service of an optionee terminates with the consent and approval of the holder's employer, the Committee in its absolute discretion may permit the optionee to exercise the option, to the extent that the holder was entitled to exercise it at the date of such termination of service, at any time within three (3) months after such termination, but not after ten (10) years from the date of the granting thereof (five (5) years in the case of an option granted to a 10% Owner). Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company or a subsidiary. The option agreements may contain such provisions as the Committee shall approve with reference to the effect of approved leaves of absence. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary thereof to terminate his or her employment at any time.

11. Death or Disability.

     In the event of the death of an individual to whom an option has been granted under the Plan, while he or she is employed by the Company (or a subsidiary) or within three (3) months after termination of service (or one (1) year in the case of the termination of service of an option holder who is disabled as provided below) the option theretofore granted may be exercised, to the extent exercisable at the date of death, by a legatee or legatees under the option holder's last will, or by personal representatives or distributees, at any time within a period of one (1) year after death, but not after ten (10) years from the date of granting thereof (five (5) years in the case of an option granted to a 10% Owner), and only if and to the extent that the option was exercisable at the date of death. If the holder of this option terminates service on account of disability, the holder may exercise such option to the extent the holder was entitled to exercise it at the date of such termination at any time within one (1) year of the termination of employment but not after ten
(10) years from the date of the granting thereof (five (5) years in the case of an option granted to a 10% or more owner of the Company). For this purpose a person shall be deemed to be disabled if he or she is permanently and totally disabled within the meaning of Section 422(c)(6) of the Code, which, as of the date hereof, means that he or she is unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a period of not less than 12 months. A person shall be considered disabled only if he or she furnishes such proof of disability as the Committee may require.

12. Non-Transferability of Options.

     Each option granted under the Plan shall, by its terms, be non-transferable otherwise than by will or the laws of descent and distribution and an option may be exercised, during the lifetime of the holder thereof, only by such holder.

13. Successive Option Grants.

     Successive option grants may be made to any holder of options under this Plan.
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14. Investment Purpose.

     Each option under the Plan shall be granted only on the condition that all purchases of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution, except that the Committee may make such provision with respect to options granted under this Plan as it deems necessary or advisable for the release of such condition upon the registration with the Securities and Exchange Commission of Common Stock subject to the option, or upon the happening of any other contingency warranting the release of such condition.

15. Adjustments Upon Changes in Capitalization or Corporate Acquisitions.

     Notwithstanding any other provisions of the Plan, the option agreements may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to each outstanding option, the option prices amounts in the event of changes in the outstanding Common Stock by reason of stock dividends, recapitalizations, mergers, consolidations, spin-offs, split-offs, split-ups, combinations or exchanges of shares and the like (other than the proposed 1-for-3.5 reverse stock split), and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted to any individual shall be appropriately adjusted by the Committee, whose determination shall be conclusive. In the event the Company or a subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant options to employees or former employees of such corporation in substitution of options previously granted to them upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

16. Amendment and Termination.

     The Board may at any time terminate the Plan, or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board or Committee may not, without further approval by the holders of Common Stock, make any modifications which, by applicable law, require such approval. No termination or amendment of the Plan may, without the consent of the optionee to whom any option shall theretofore have been granted, adversely affect the rights of such optionee under such option. The Committee may, but need not, amend option agreements existing as of the effective date of the amendments to the Plan to incorporate the provisions thereof.

17. Effectiveness of the Plan.

     The Plan, as amended, shall become effective as of the day it is adopted by the Board subject, however, to its further approval by the stockholders of the Company within one (1) year from the date of adoption by the Board. Options may be granted before such approval by stockholders but none may be exercised before the approval, and if such approval is not given, such grants shall be void.

18. Time of Granting of Options.

     An option grant under the Plan shall be deemed to be made on the date on which the Committee, by formal action of its members duly recorded in the records thereof, makes an award of an option to an eligible employee of the Company or one of its subsidiaries, provided that such option is evidenced by a written option agreement duly executed on behalf of the Company and on behalf of the optionee within a reasonable time after the date of the Committee action.

19. Term of Plan.

     This Plan shall terminate ten (10) years after the date on which the amendments hereto are approved and adopted by the Board as set forth under Paragraph 17 and no option shall be granted hereunder after the expiration of such ten-year period. Options outstanding at the termination of the Plan shall continue in full force and effect and shall not be affected thereby.